Nationwide Life Insurance Company: • Nationwide Variable Account - 7

Prospectus supplement dated October 30, 2009

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective October 16, 2009, the following underlying mutual funds have removed American Century Investment Management, Inc. as a subadviser to the funds:

Nationwide Variable Insurance Trust – NVIT Multi-Manager Small Company Fund: Class I
Nationwide Variable Insurance Trust – NVIT Multi-Manager Small Company Fund: Class II

The other subadvisers, to these underlying mutual funds, listed in your prospectus will remain unchanged.

For further information, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-848-6331
TDD: 1-800-238-3035